UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 26, 2017
Date of report (Date of earliest event reported)

SUPPORT.COM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File No.)	94-3282005 (I.R.S. Employer Identification No.)

1200 Crossman Ave., Suite 210, Sunnyvale, CA 94089
(Address of Principal Executive Offices) (Zip Code)

(650) 556-9440
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05.          Costs Associated with Exit or Disposal Activities.

On July 26, 2017, Support.com, Inc. adopted a cost reduction plan intended to reduce longer term cash burn.  The plan involves expense reductions as well as reducing corporate headcount.

We expect to record a pre-tax restructuring charge totaling approximately $235,000, comprised of approximately $160,000 in workforce severance and related termination expenses and approximately $75,000 in early termination of certain vendor contract expenses, all of which we expect will result in cash expenditures.  We anticipate that the actions contemplated by the cost reduction plan will be taken primarily in the third fiscal quarter of 2017, and that the full impact of these actions will be reflected in our financial statements for the third fiscal quarter of 2017.

This Item 2.05 contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to expected financial performance (including, without limitation, statements involving the potential reduction of our cash burn, and the estimated amount, nature and timing of expenses to be incurred in connection with the cost reduction plan); the precise actions to be undertaken in connection with the cost reduction plan; and the timing with which the results of such actions will be reflected in our financial statements. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially from those indicated by such forward-looking statements, including, among others, our ability to execute the cost reduction plan involving the planned actions on the expected schedule; our ability to achieve the cost savings expected in connection with the cost reduction plan; the ultimate effect of any such restructuring charge on our financial results, particularly in light of other factors, both expected and unexpected, that may affect such results; our ability to manage the effects of the cost reduction plan on our workforce and other operations; and our ability to control expenses and achieve desired margins. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to our latest Annual Report on Form 10-K and our latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements, except as may otherwise be required by the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2017

SUPPORT.COM, INC.

By:	/s/ Michelle Johnson
Name:	Michelle Johnson
Title:	VP, General Counsel & Secretary